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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-07677

Profit Funds Investment Trust
(Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320 Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management, LLC 8401 Colesville Road Silver Spring, MD 20910
(Name and address of agent for service)

Registrant's telephone number, including area code:      (301) 650-0059

Date of fiscal year end:         September 30, 2010

Date of reporting period:       September 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND

Annual Report
September 30, 2010

THE PROFIT FUND
LETTER TO SHAREHOLDERS

During the fiscal year ended September 30, 2010, The Profit Fund returned 9.42% percent versus the S&P 500 Index’s 10.16% return. The Profit Fund return is recorded net of fees which played a role in the Fund underperforming the S&P 500 Index. The graphic and table below show the historical performance (in percentage terms) of The Profit Fund and the S&P 500 Index over each fiscal year since 2000.

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
The Profit Fund	-31.37%	-17.59%	30.04%	14.28%	9.82%	7.10%	16.92%	-20.12%	-0.29%	9.42%
S&P 500 Index	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%	10.16%

Market Review:

The decline in the GDP growth rate from 5% to 2% throughout the year is not a pattern that should give comfort to market investors. Further, nonfarm payrolls have declined from steady gains in the beginning of the year to losses in four of the past five months. In addition, the general negative trend in employment should not be a comforting environment for investors. The Q2 selloff put the market closer to what we consider to be “fair” valuation. Since then, the market rallied in Q3 with the S&P 500 Index rising nearly 11%. In a period of conflicting economic data, high unemployment, and anemic economic growth, it is difficult for us to understand why investors are not requiring a discount to put new capital to work in the equity market. Equity investments by definition are residual interests on a company that are not afforded any protection from a poor economy. In the current period of heightened market uncertainty, we believe investors would be better served entering the market when stock valuations are below, not at or above historical averages.

In the face of challenging economic data, market sentiment at current levels feels overly optimistic. The real concern for us is what happens when a company falls short in meeting lofty expectations. In addition, we could experience a repeat of what happened to stock valuations in the mid to late 70’s. That was a period in which corporate earnings doubled but investors made little to no gains. Choosing the right entry points is just as important as it is to picking the right stocks - especially in a challenging market as the one all investors are witnessing right now.

Fund Performance:

The Profit Fund (the “Fund”) underperformed the S&P 500 Index (the “Index”) during the fiscal year 2010. The most significant detractors from the Fund’s performance were our decisions related to the Health Care and Energy sectors. Given our concerns about the economy in general and the housing market in particular, we took a more defensive posture by overweighting Health Care and underweighting Financials. While our underweight in Financials added to our relative performance, our overweight in Health Care was detrimental. We were also negatively impacted by our individual stock selections in the Health Care sector. While Health Care stocks in the Index increased 7.9%, our Health Care stocks declined 1.9%. Gilead Sciences, Quest Diagnostics, Amgen, and Medtronic are the culprits.

Our Energy holdings underperformed the Index by 6.3%, as a result of a 43.3% decline in our Transocean holding. The BP oil disaster in the Gulf of Mexico was a major factor as Transocean’s drilling rig, the Deepwater Horizon, exploded and the U.S. government suspended all drilling for a significant period of time.

GameStop was also a negative holding during the fiscal year due to concerns over video game sales slowing due to upcoming digital download expectations which have yet to materialize. GameStop declined 24% for the year subtracting 25 basis points of relative performance.

Positive performance came from our positions in the Information Technology and Financials sectors. It is our belief that much of the growth in the market will come from the Information Technology sector. Therefore, we maintained a material overweight in the sector. This allocation decision proved to be accretive. However, the primary driver of our outperformance in the sector was our selections. Within the Information Technology sector, Akamai, Citrix Systems and Apple were the largest contributors, appreciating 155.0%, 77.6% and 53.1%, respectively.

Akamai was up significantly during the fiscal year as the trend toward uploading and downloading data rich content continued unabated. The ever increasing demand and usage of high definition streaming media as well as the takeoff in cloud computing where users access data from multiple locations required that companies provide content quickly and reliably. Akamai’s acceleration services which speeds up content to end users was in high demand, leading to earnings growth well above expectations.

Citrix also benefited from the trend toward virtual desktops or cloud computing. During the fiscal year, hardware competitors HP, Dell, and IBM all went to battle over 3Par, a maker of data provisioning and tiering storage solutions. Investor enthusiasm and conviction over virtual desktop adoption was further cemented after learning of positive feedback from vendors and customers, while the trend toward having applications being served from outside the desktop is still in its infancy. Citrix’s lead over rival VMware allowed the stock to appreciate considerably.

Apple showed and continues to show its dominance in the consumer electronic space time and time again. When the company releases a product into a category that product often quickly rise to the top of that category. For example, in Q3 Apple sold 17.6% of all smartphones - second only to Nokia. The popularity of the iPhone also extends to the iPad which was released in the most recent quarter and already commands a 95% market share of all tablet PCs. In a challenging economic environment, it seems Apple’s well engineered and designed products are one of the few everyday luxury items consumers are willing to spend on.

In Financials, our selections outperformed the Index by 1.3%. Much of the outperformance came from holding Aflac, which increased 24%, and underweighting Bank of America, which declined 17.6%. Aflac sells supplemental insurance in the U.S. and Japan. While sales in the U.S. have been negative for over a year, the company’s sales in Japan, which make up nearly three-fourths of its total business, have been spectacular. Bank of America, which we consider undervalued, has been a position we have slowly been adding to at current levels. Earlier in the year we avoided the banks as investor enthusiasm over the core earnings potential for the banks was overly bullish and did not factor in potential legislative changes that would cause the banks to be less profitable.

Purchases and Sales:

Purchases:

In general, the purchases were designed to add growth to the portfolio. Despite our concerns about the poor macro-economic outlook, we became somewhat less defensive during the course of the last six months of the fiscal year.

Best Buy – Best Buy is a multinational retailer of consumer electronics, home office products, entertainment software, appliances and related services, with over 4,000 stores in the U.S., Canada, Europe, and China. The stock had traded down during the second half of the year due to declining prices of televisions and other mature consumer electronics and competitive pressures from mass and online retailers following the bankruptcy and liquidation of Circuit City. We believe Best Buy’s focus on faster-growing and higher margin mobile devices, particularly smartphones and tablets, will continue to drive profitable growth and differentiate Best Buy and Best Buy Mobile stores from its competitors.

Express Scripts – We purchased Express Scripts at the end of 2009 as the valuation of the stock at the time did not take into consideration the type of growth we believe this Pharmacy Benefit Manager (“PBM”) was going to have over the next few years. The growing amount of drugs losing patents was going to create an increased wave of generic drugs that are significantly more profitable than non-generics for the PBM. Additionally, the company had just completed the Next Rx acquisition that we felt was going to help the company accelerate earnings as they transferred the Rx client base to Express Script’s platform.

Aetna – Health care insurance company Aetna has been flattish for most of the year but sold off from April through June as lingering concerns over the negative impact of the government mandated health care reform efforts pushed stock valuations to what we considered to be very low levels. We entered the stock in May after concluding that the fears over the profitability of the company were overblown. While premium increases may be limited going forward, we believe the increase in the volume of new participants will allow Aetna to generate positive earnings growth. Since purchasing our position in Aetna, the financial results for the company have been very strong and management has continued to raise earnings guidance and expectations around the business for the foreseeable future.

Morgan Stanley – We purchased Morgan Stanley after exiting our position in Goldman Sachs. Morgan Stanley operates in the same business as Goldman Sachs and also has a much storied franchise. We chose to purchase the stock as Morgan Stanley did not receive a Wells Notice from the SEC in connection with their CDO businesses. In our opinion, the company is well capitalized with a tier 1 ratio well above what we believe is needed to face forthcoming regulatory reforms. In addition, the relative valuation discount to peers attracted us to the stock.

Nike – Nike was added to the Fund’s portfolio in May 2010. Nike designs and markets footwear, apparel, equipment, and accessories under a number of brand names, including Nike (87% of revenues), Converse, Hurley, Cole Haan, and Umbro. The stock had traded down due to weakness of foreign currencies, particularly the Euro, concerns about global macro slowdown, and rising costs. We believe Nike’s strong globally embraced brand will allow the company to grow even in the current economic environment through its expansion in emerging markets, new stores in international markets, and appropriate pricing. In addition, currencies have moved favorably for Nike since May.

CSX – CSX was a recent addition to the Fund as we purchased shares in September 2010. We’ve followed this company for quite some time and have owned the stock in the past. More recently we became bullish on the stock as it traded off in August making its valuation that much more compelling. We believe that long term the rail company is an appropriate investment as strong pricing, improving volumes, and solid productivity gains at the company will boost profits in the future. Going into the company’s peak shipping season, we believe that volume trends will be favorable and that investor sentiment will increase as management continues to market strong operating fundamentals.

Marathon Oil – Marathon Oil continues to be one of the cheapest integrated oil companies as its low growth refining business drags down the higher growth, higher return production business. While the refining business is volatile we tend to look at this business unit favorably as Marathon’s refining unit is one of the most competitive refining companies in the U.S. that almost never reports a loss. With major capex plans in the refining business coming to an end, we believe investors will be attracted to the free cash flows that the refining business generates. On the production front, Marathon sold off a number of noncore and mature assets to refocus on a smaller asset base with much better growth potential. As a result, Marathon should continue to generate low to mid single digit growth production, thereby further boosting cash flow and earnings.

Microsoft – We added to the Fund’s position in Microsoft during the month of June 2010. Microsoft remains one of the most dominant software companies in the world with Windows and Office having a near monopoly-like market share. Many tech stocks, especially those with exposure to Europe, declined significantly during the second quarter due to concerns over a regional slowdown. After doing our research and channel checks, we believed that the concerns were overblown. Longer term the business upgrade spending is just starting, while the consumer launches should gain traction over the next 12 months. We believe that Windows Phone 7 and Kinect for xBox should help with consumer demand. One of the company’s new offerings, Windows Azure Cloud Services, is experiencing significant demand and revenue increased 40% quarter-over-quarter. The company should earn at least $2.40 per share next year and has $3 per share net cash on the books. In our opinion, Microsoft is one of the cheapest tech stocks.

Sales:

Illinois Tool Works – We exited our position in Illinois Tool Works (“ITW”) in October 2009 primarily due to valuation concerns. Margin recovery at ITW came faster than we had expected due to increased order flow in the face of a challenging macro backdrop. ITW’s portfolio of hundreds of discrete business units across a wide range of diverse end markets in our estimate would only be able to generate modest growth over the coming year. The premium valuation that the stock traded at well above peers and historical average caused us much concern.

Goldman Sachs – We exited our position in Goldman Sachs after learning of and concluding that the SEC civil charges against Goldman Sachs would have the potential for further lawsuits and potential losses. The SEC alleged that the company defrauded investors by misstating/omitting key facts regarding certain CDO structures.

Hewlett Packard – We liquidated our entire stake in Hewlett Packard during the month of August 2010. Hewlett Packard is a global provider of software and hardware to a number of different verticals. During this past summer, there was a change at the top of management that was unexpected. This caused us to review our position in the company and we decided it was best to exit rather than wait around to see who becomes the new CEO.

Green Mountain Coffee Roasters – Green Mountain Coffee Roasters produces and distributes coffee (under Green Mountain and other brands) and single-serve coffee makers under the Keurig brand. The company has significant growth prospects as the leader in the single-serve coffee market and large and growing installed base of approximately 5 million Keurig machines. We exited our position in Green Mountain in September following the company’s disclosure of an SEC investigation regarding its accounting practices and our expectation that Green Mountain would likely restate its past results.

Danaher – Danaher designs, manufactures, and markets industrial and consumer products in four principal segments: Professional Instrumentation, Medical Devices, Industrial Technologies, and Tools & Components. Danaher generates a significant amount of cash flow through its portfolio of strong business platforms and typically redeploys those cash flows into other businesses. The company has a deal making culture that generates best in class Return on Invested Capital. We sold our position in Danaher in late 2009 as we believed that the company’s premium valuation multiples fully reflected the company’s ability to acquire growth. The challenging macro economic backdrop we believed would cause investors to reevaluate such a relatively expensive stock and hence hastened our sell decision.

Outlook:

From an investment stance we continue to focus on companies with strong balance sheets, positive free cash flow, earnings visibility and stability, and healthy dividends.

Our growth at a reasonable price strategy now also includes income at a reasonable price. The investment outlook for 2011 is mixed with conflicting economic data and market valuations at or above historical averages. Currently our valuation sensitive investing causes us to be more vigilant in waiting for the right entry points in a stock. Besides companies that pay sustainable dividends, we are actively looking for companies with international exposure, especially to emerging economies.

We have and continue to be concerned about a sustainable market rally in the face of an economic recovery that is anemic. The stimulus plan served to buoy consumer attitudes towards spending through a temporary increase in its sense of wealth. That same consumer who is overextended now likely faces a future of underemployment rather than employment. In addition, the expected decrease in government spending at the federal, state and local levels due to lower tax receipts will serve to stymie economic and individual company growth prospects. In our view, temporary fixes, stopgap measures, and partisan politics are not the solutions that promote job and wage growth. Until policies are put in place to once again allow free market capitalism to take root, the U.S. economy will be on shaky footing. While we are worried about the considerable headwinds over the coming year, we are less concerned about a severe negative economic event or a double dip recession.

We would like to take the opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting your assets to our care and your continued belief in The Profit Fund investment style. As we celebrate our 15th year and the launch of a new mutual fund, we look forward to serving your investment needs for many years to come.

Eugene Profit
President/Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end is available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

Comparison of the Change in Value of a $10,000 Investment in
The Profit Fund and the Standard & Poor’s 500 Index (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2010)
	1 Year	5 Years	10 Years
The Profit Fund	9.42%	1.76%	0.07%
Standard & Poor's 500 Index	10.16%	0.64%	-0.43%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE PROFIT FUND

 The Profit Fund vs S&P 500 Index
Sector Diversification
As of September 30, 2010
(Unaudited)

Top 10 Holdings
September 30, 2010
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.0%
EMC Corp.	3.3%
Citrix Systems, Inc.	2.9%
United Parcel Service, Inc. - Class B	2.8%
QUALCOMM, Inc.	2.7%
United Technologies Corp.	2.7%
Walt Disney Co. (The)	2.6%
El Paso Corp.	2.4%
Microsoft Corp.	2.4%
Best Buy Co., Inc.	2.3%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS September 30, 2010
Shares	Common Stocks — 95.4%	Value
	Consumer Discretionary — 10.2%
	Hotels, Restaurants & Leisure — 1.8%
4,120	Yum! Brands, Inc.	$189,767

	Media — 2.6%
8,217	Walt Disney Co. (The)	272,065

	Specialty Retail — 4.2%
6,010	Best Buy Co., Inc.	245,388
6,490	Home Depot, Inc. (The)	205,603
		450,991
	Textiles, Apparel & Luxury Goods — 1.6%
2,170	NIKE, Inc. - Class B	173,904

	Consumer Staples — 7.5%
	Beverages — 4.1%
4,155	Coca-Cola Co. (The)	243,151
2,977	PepsiCo, Inc.	197,792
		440,943
	Food & Staples Retailing — 3.4%
2,210	Costco Wholesale Corp.	142,523
4,102	Wal-Mart Stores, Inc.	219,539
		362,062
	Energy — 7.3%
	Oil, Gas & Consumable Fuels — 7.3%
20,625	El Paso Corp.	255,337
3,080	Exxon Mobil Corp.	190,313
5,880	Marathon Oil Corp.	194,628
5,060	Plains Exploration & Production Co. (a)	134,950
		775,228
	Financials — 11.2%
	Capital Markets — 3.6%
2,009	Franklin Resources, Inc.	214,762
6,900	Morgan Stanley	170,292
		385,054
	Consumer Finance — 1.7%
4,390	American Express Co.	184,512

	Diversified Financial Services — 3.2%
15,440	Bank of America Corp.	202,418
3,584	JPMorgan Chase & Co.	136,443
		338,861

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 95.4% (Continued)	Value
	Financials — 11.2% (Continued)
	Insurance — 2.7%
3,200	AFLAC, Inc.	$165,472
1	Berkshire Hathaway, Inc. - Class A (a)	124,500
		289,972
	Health Care — 15.3%
	Biotechnology — 4.6%
3,069	Amgen, Inc. (a)	169,133
3,573	Celgene Corp. (a)	205,840
3,254	Gilead Sciences, Inc. (a)	115,875
		490,848
	Health Care Equipment & Supplies — 3.6%
10,482	Hologic, Inc. (a)	167,817
6,525	Medtronic, Inc.	219,109
		386,926
	Health Care Providers & Services — 4.0%
4,730	Aetna, Inc.	149,515
3,240	Express Scripts, Inc. (a)	157,788
2,070	WellPoint, Inc. (a)	117,245
		424,548
	Pharmaceuticals — 3.1%
3,500	Abbot Laboratories	182,840
2,334	Johnson & Johnson	144,615
		327,455
	Industrials — 10.3%
	Aerospace & Defense — 5.8%
2,150	General Dynamics Corp.	135,041
3,325	Rockwell Collins, Inc.	193,681
3,995	United Technologies Corp.	284,564
		613,286
	Air Freight & Logistics — 2.8%
4,400	United Parcel Service, Inc. - Class B	293,436

	Road & Rail — 1.7%
3,300	CSX Corp.	182,556

	Information Technology — 29.9%
	Communications Equipment — 6.2%
11,103	Cisco Systems, Inc. (a)	243,156
6,392	QUALCOMM, Inc.	288,407
2,655	Research In Motion Ltd. (a)	129,272
		660,835
	Computers & Peripherals — 8.9%
1,512	Apple, Inc. (a)	429,030
17,276	EMC Corp. (a)	350,876
5,730	Western Digital Corp. (a)	162,675
		942,581

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)
Shares	Common Stocks — 95.4% (Continued)	Value
	Information Technology — 29.9% (Continued)
	Internet Software & Services — 3.9%
4,005	Akamai Technologies, Inc. (a)	$200,971
400	Google, Inc. - Class A (a)	210,316
		411,287
	IT Services — 2.2%
3,170	Visa, Inc. - Class A	235,404

	Semiconductors & Semiconductor Equipment — 2.1%
11,845	Intel Corp.	227,779

	Software — 6.6%
5,102	Adobe Systems, Inc. (a)	133,417
4,515	Citrix Systems, Inc. (a)	308,104
10,410	Microsoft Corp.	254,941
		696,462
	Telecommunication Services — 3.7%
	Diversified Telecommunication Services — 3.7%
5,776	AT&T, Inc.	165,194
1,551	Frontier Communications Corp.	12,672
6,463	Verizon Communications, Inc.	210,629
		388,495

	Total Common Stocks (Cost $8,845,105)	$10,145,257

Shares	Money Market Funds — 4.5%	Value
236,764	Fidelity Institutional Government Portfolio, 0.06% (b)	$236,764
236,764	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.17% (b)	236,764
	Total Money Market Funds (Cost $473,528)	$473,528

	Total Investment Securities at Value — 99.9% (Cost $9,318,633)	$10,618,785

	Other Assets in Excess of Liabilities — 0.1%	7,383

	Net Assets — 100.0%	$10,626,168

(a)	Non-income producing security.
(b)	Variable rate security. The rate shown is the 7-day effective yield as of September 30, 2010.
See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES September 30, 2010

ASSETS
Investments in securities:
At acquisition cost	$9,318,633
At value (Note 2)	$10,618,785
Receivable for investment securities sold	163,457
Receivable for capital shares sold	800
Dividends receivable	3,100
Other assets	8,240
TOTAL ASSETS	10,794,382

LIABILITIES
Payable for investment securities purchased	133,911
Payable for capital shares redeemed	509
Payable to Adviser (Note 4)	2,616
Payable to administrator (Note 4)	6,000
Accrued distribution fees (Note 4)	2,103
Other accrued expenses	23,075
TOTAL LIABILITIES	168,214

NET ASSETS	$10,626,168

Net assets consist of:
Paid-in capital	$9,764,397
Accumulated net realized losses from security transactions	(438,381)
Net unrealized appreciation on investments	1,300,152
Net assets	$10,626,168

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	626,643

Net asset value, offering price, and redemption price per share	$16.96

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS For the Year Ended September 30, 2010

INVESTMENT INCOME
Dividends	$128,741

EXPENSES
Investment advisory fees (Note 4)	71,958
Professional fees	38,609
Accounting services fees (Note 4)	30,000
Administration fees (Note 4)	24,000
Distribution expense (Note 4)	18,404
Transfer agent fees (Note 4)	18,000
Registration fees	14,352
Insurance expense	12,873
Postage and supplies	6,659
Reports to shareholders	6,344
Custodian and bank service fees	5,981
Trustees’ fees	2,000
Other expenses	15,752
TOTAL EXPENSES	264,932
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(97,030)
NET EXPENSES	167,902

NET INVESTMENT LOSS	(39,161)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	161,384
Net change in unrealized appreciation (depreciation) on investments	694,871

REALIZED AND UNREALIZED GAINS ON INVESTMENTS	856,255

NET INCREASE IN NET ASSETS FROM OPERATIONS	$817,094

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended September 30, 2010	Year Ended September 30, 2009
FROM OPERATIONS
Net investment loss	$(39,161)	$(9,906)
Net realized gains (losses) from security transactions	161,384	(599,766)
Net change in unrealized appreciation (depreciation) on investments	694,871	584,936
Net increase (decrease) in net assets from operations	817,094	(24,736)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	—	(248,753)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,094,104	1,624,339
Reinvestment of distributions to shareholders	—	247,875
Payments for shares redeemed	(1,166,815)	(1,158,190)
Net increase in net assets from capital share transactions	927,289	714,024

TOTAL INCREASE IN NET ASSETS	1,744,383	440,535

NET ASSETS
Beginning of year	8,881,785	8,441,250
End of year	$10,626,168	$8,881,785

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	124,562	122,833
Shares issued in reinvestment of distributions to shareholders	—	20,022
Shares redeemed	(71,041)	(91,470)
Net increase in shares outstanding	53,521	51,385
Shares outstanding, beginning of year	573,122	521,737
Shares outstanding, end of year	626,643	573,122

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS
Per share data for a share outstanding throughout each year:
	Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008	Year Ended Sept. 30, 2007	Year Ended Sept. 30, 2006
Net asset value at beginning of year	$15.50		$16.18	$22.86	$20.19	$19.34

Income (loss) from investment operations:
Net investment loss	(0.06)		(0.02)	(0.09)	(0.17)	(0.29)
Net realized and unrealized gains (losses) on investments	1.52		(0.15)	(4.04)	3.51	1.64
Total from investment operations	1.46		(0.17)	(4.13)	3.34	1.35

Less distributions:
From net realized gains from security transactions	—		(0.51)	(2.55)	(0.67)	(0.50)

Net asset value at end of year	$16.96		$15.50	$16.18	$22.86	$20.19

Total return (a)	9.42%		(0.29% )	(20.12% )	16.92%	7.10%

Net assets at end of year (000’s)	$10,626		$8,882	$8,441	$11,514	$10,941

Ratio of net expenses to average net assets (b)	1.75%		1.75%	1.75%	1.85%	2.45%

Ratio of net investment loss to average net assets	(0.41%	)	(0.14% )	(0.48% )	(0.77% )	(1.41% )

Portfolio turnover rate	29%		31%	40%	39%	32%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)
Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.76%, 3.53%, 3.34%, 3.18% and 3.23% for the years ended September 30, 2010, 2009, 2008, 2007 and 2006, respectively (Note 4).

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS September 30, 2010

1. Organization

The Profit Fund (the “Fund”) is a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity. Dividend income is only an incidental consideration to the Fund’s investment objective.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs

•    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of September 30, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$10,145,257	$—	$—	$10,145,257
Money Market Funds	473,528	—	—	473,528
Total	$10,618,785	$—	$—	$10,618,785

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type. During the year ended September 30, 2010, the Fund did not have any significant transfers in and out of Level 1 or Level 2. There were no Level 3 securities or derivative instruments held by the Fund during the year ended or as of September 30, 2010.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. There were no distributions paid during the year ended September 30, 2010. The tax character of distributions paid during the year ended September 30, 2009 was long-term capital gains.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of September 30, 2010:

Cost of portfolio investments	$9,318,633
Gross unrealized appreciation	$1,712,438
Gross unrealized depreciation	(412,286)
Net unrealized appreciation	1,300,152
Capital loss carryforwards	(438,381)
Accumulated earnings	$861,771

As of September 30, 2010, the Fund had capital loss carryforwards for federal income tax purposes of $438,381, of which $266,605 expires on September 30, 2017 and $171,776 expires on September 30, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

For the year ended September 30, 2010, the Fund reclassified accumulated net investment loss of $39,161 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and the income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2007 through September 30, 2009) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended September 30, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $3,428,374 and $2,650,969, respectively.

4. Transactions with Affiliates

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

The Fund pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $250. Trustees who are “interested persons” of the Trust do not receive compensation.

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

During the fiscal year ended September 30, 2010, the Adviser contractually agreed to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit the Fund’s total ordinary operating expenses to 1.75% per annum of its average daily net assets (the “Expense Cap”). As a result of the Expense Cap, the Adviser waived all of its investment advisory fees in the amount of $71,958 and reimbursed other Fund operating expenses totaling $25,072 during the year ended September 30, 2010.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund’s average daily net assets up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the “Plan”) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $18,404 under the Plan during the year ended September 30, 2010.

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually for its services through the Fund’s Rule 12b-1 Plan.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

THE PROFIT FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Profit Funds Investment Trust
and the Shareholders of The Profit Fund

We have audited the accompanying statement of assets and liabilities of The Profit Fund, a series of beneficial interest in Profit Funds Investment Trust, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Profit Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 19, 2010

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (April 1, 2010) and held until the end of the period (September 30, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 976.40	$8.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.29	$8.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
*Eugene A. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	1965	President and Trustee	Since June 1996
Kim M. Keenan	1015 33rd Street, NW Washington, D.C. 20007	1962	Trustee	Since March 2009
Robert M. Milanicz	750 First Street, NE Washington, D.C. 20002	1948	Trustee	Since October 1996
**Michelle Q. Profit	8401 Colesville Road, Suite 320 Silver Spring, MD 20910	1968	Chief Compliance Officer	Since October 2004
Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1957	Vice President	Since October 2001
Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1962	Treasurer	Since October 2001
John F. Splain	225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	1956	Secretary	Since October 2001

*
Mr. Profit, as an affiliated person of Profit Investment Management, LLC, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**	Michelle Q. Profit is the wife of Eugene A. Profit.

Each Trustee oversees the one portfolio of the Trust. None of the Trustees hold directorships in (1) any other registered investment companies under the Investment Company Act of 1940, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”) or (3) any company subject to the requirements of Section 15 (d) of the Exchange Act. The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

Eugene A. Profit is President and Chief Executive Officer of the Adviser.

Kim M. Keenan is Principal and founder of The Keenan Firm, PLLC (a law firm). From July 1991 to January 2008, she was a Senior Trial Attorney with Jack H. Olender & Associates, P.C. (a law firm).

THE PROFIT FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Robert M. Milanicz is Director, Accounting Operations of the American Psychological Association. From October 2000 to June 2010, he was Assistant Controller of the American Psychological Association.

Michelle Q. Profit is the Chief Compliance Officer of the Trust and the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about the Trustees and executive officers may be found in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-744-2337.

PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current Fund prospectus.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Robert M. Milanicz.  Mr. Milanicz is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,500 and $14,500 with respect to the registrant’s fiscal years ended September 30, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	December 1, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	December 1, 2010

* Print the name and title of each signing officer under his or her signature.